EXHIBIT 4.2

                          INCORPORATED UNDER THE LAWS
                            OF THE STATE OF FLORIDA

  NUMBER                         OUTSOURCE [LOGO]                  SHARES

                          OUTSOURCE INTERNATIONAL, INC.
      THIS CERTIFICATE IS TRANSFERABLE IN THE CITIES OF BOSTON OR NEW YORK

COMMON STOCK                                                  CUSIP 690131 10 7

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that


is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

                          OUTSOURCE INTERNATIONAL, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal and the facsimile signature of the duly authorized officers of the Corporation.

Dated:

Robert A. Lefcort       OUTSOURCE INTERNATIONAL INC         Paul M. Burrell
                                    CORPORATE
                                    SEAL
                                    1996
                                  FLORIDA
   SECRETARY                                                    PRESIDENT


                                    COUNTERSIGNED AND REGISTERED
                                                   BANKBOSTON, N.A.

                                                                TRANSFER AGENT
                                                                 AND REGISTRAR
                                    BY
                                                           AUTHORIZED SIGNATURE

                         OUTSOURCE INTERNATIONAL, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, RELATIVE RIGHTS AND LIMITATIONS APPLICABLE TO THE SHARES OF EACH CLASS AND SERIES OF ITS AUTHORIZED STOCK, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES, SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN THE CORPORATION AND BANKBOSTON, N.A.,
AS THE RIGHTS AGENT, DATED AS OF         , 1997 (THE "RIGHTS AGREEMENT"), THE
TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY BE TERMINATED, MAY BE EXCHANGED FOR SHARES OF COMMON STOCK OR OTHER SECURITIES OR ASSETS OF THE CORPORATION OR A SUBSIDIARY OF THE CORPORATION, MAY EXPIRE, MAY BECOME VOID OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND MAY NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE CORPORATION WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR, UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common


     UNIF GIFT MIN ACT - _____________ Custodian __________________
                            (Cust)                    (Minor)
                         under Uniform Gifts to Minors
                         Act _________________________
                                  (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED_______________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________


_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________SHARES

OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

______________________________________________________________________ATTORNEY

TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

        ______________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:_______________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                        AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17 Ad-15.